UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2011 (May 18, 2011)
MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (214) 999-7552
Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Credit Facility
     On May 18, 2011, MoneyGram International, Inc., a Delaware corporation (the “Company”) consummated its previously announced recapitalization transaction (the “Recapitalization”) pursuant to the Recapitalization Agreement (the “Recapitalization Agreement”), dated as of March 7, 2011, as amended, by and among the Company, certain affiliates and co-investors of Thomas H. Lee Partners, L.P. (the “THL Investors”), and certain affiliates of Goldman, Sachs & Co. (the “GS Investors”, and together with the THL Investors, the “Investors”). In connection with the closing of the Recapitalization, on May 18, 2011, MoneyGram Payment Systems Worldwide, Inc., a Delaware corporation (“Worldwide”), as borrower, and the Company entered into a Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent, the financial institutions party thereto as lenders and the other agents party thereto. The Credit Agreement provides for (i) a senior secured five-year revolving credit facility that may be used for revolving credit loans, swingline loans and letters of credit up to an aggregate principal amount of $150 million (the “Revolving Credit Facility”) and (ii) a senior secured six and one-half year term loan facility up to an aggregate principal amount of $390 million (the “Term Credit Facility” and, together with the Revolving Credit Facility, the “Credit Facility”). The proceeds of the Term Credit Facility were used to repay in full outstanding indebtedness under Worldwide’s and the Company’s existing credit facility with JPMorgan Chase Bank, N.A., as administrative agent, and to make certain cash payments to the Investors at the closing provided for in the Recapitalization Agreement, and will also be used to pay certain costs, fees and expenses relating to the Recapitalization and for general corporate purposes. The proceeds of the Revolving Credit Facility will be used for general corporate purposes.
     The Revolving Credit Facility and the Term Credit Facility will each permit both base rate borrowings and LIBOR borrowings, in each case plus a spread above the base rate or LIBOR rate, as applicable. With respect to the Credit Facility, the spread for base rate borrowings will be either 2.00% or 2.25% per annum and the spread for LIBOR borrowings will be either 3.00% or 3.25% per annum (in each case depending on the Company’s consolidated leverage ratio at such time). The LIBOR rate for the Term Credit Facility will at all times be deemed to be not less than 1.25%.
     The Credit Agreement is secured by substantially all of the assets of the Company and its material domestic subsidiaries that guarantee the payment and performance of Worldwide’s obligations under the Credit Agreement.
     The Credit Agreement contains certain representations and warranties, certain events of default and certain negative covenants, including, without limitation, limitations on liens, asset sales, consolidations and mergers, acquisitions, investments, indebtedness, transactions with affiliates and payment of dividends. The Credit Agreement also requires the Company and its consolidated subsidiaries to maintain a minimum interest coverage ratio and to not exceed a maximum leverage ratio.
     Copies of the Credit Agreement and the related guaranty, pledge agreement, security agreement, intercreditor agreement, patent security agreement of the Company, patent security agreement of MoneyGram Payment Systems, Inc., trademark security agreement of the Company, trademark security agreement of MoneyGram Payment Systems, Inc. and copyright security agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, and are incorporated by reference into this Item 1.01. The above summary is qualified in its entirety by reference to the attached aforementioned agreements.
     Amendment No. 1 to the Registration Rights Agreement
     Pursuant to the Recapitalization Agreement, on May 18, 2011 the Company and the Investors entered into Amendment No. 1 (the “Registration Rights Amendment”) to the Registration Rights Agreement, dated as of May 25, 2008, by and among the Company and the Investors, to, among other things, give the Investors registration rights with respect to the Common Stock and Series D Preferred Stock issued in the Recapitalization. A copy of the Registration Rights Amendment is attached hereto as Exhibit 4.1 and is incorporated by reference into this Item 3.03. The above description of the Registration Rights Agreement is qualified in its entirety by reference to the attached Registration Rights Agreement.

Item 1.02 Termination of a Material Definitive Agreement.
     On May 18, 2011, in connection with the Company’s entering into the Credit Agreement, the Company repaid in full all outstanding indebtedness under, and terminated all of the lenders’ commitments to extend credit under, the Second Amended and Restated Credit Agreement, dated as of March 25, 2008, among the Company, Worldwide, the lenders party thereto and JP Morgan Chase Bank, N.A. (“JPM”), as administrative agent and as collateral agent (the “Previous Credit Agreement”). JPM acted as a joint lead arranger for the Credit Agreement, and certain lenders that were party to the Previous Credit Agreement are party to the Credit Agreement. All liens and security interests granted by the Company and its subsidiaries to secure their obligations under the Previous Credit Agreement were automatically released upon such repayment.
     The terms and conditions of the Previous Credit Agreement as provided in Item 1.01 to the Current Report on Form 8-K filed on March 28, 2008 with the Securities and Exchange Commission are incorporated by reference into this Item 1.02.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 hereto under the heading “Credit Facility” is incorporated by reference into this Item 2.03.
Item 3.02 Unregistered Sales of Equity Securities.
     On May 18, 2011, pursuant to the Recapitalization Agreement (i) the THL Investors converted all of the shares of Series B Participating Convertible Preferred Stock of the Company (the “Series B Preferred Stock”) into 286,438,367 shares, in the aggregate, of common stock of the Company (“Common Stock”) in accordance with the Certificate of Designations, Preferences and Rights of the Series B Preferred Stock of the Company (the “Series B Certificate of Designations”), (ii) the GS Investors converted all of the shares of Series B-1 Participating Convertible Preferred Stock (the “Series B-1 Preferred Stock) into 157,685.7676 shares of Series D Participating Convertible Preferred Stock of the Company (the “Series D Preferred Stock”) in accordance with the Certificate of Designations, Preferences and Rights of the Series B-1 Preferred Stock (the “Series B-1 Certificate of Designations”), and (iii) the THL Investors received, in the aggregate, 28,162,866 additional shares of Common Stock and $154,021,019.24 in cash, and the GS Investors received, in the aggregate, 15,503.8002 additional shares of Series D Preferred Stock and $84,789,348.98 in cash. The Series D Preferred Stock is nonvoting, and each share of Series D Preferred Stock has a liquidation preference of $0.01 and is convertible into 1000 shares of Common Stock only by a holder, other than the GS Investors or an affiliate of the GS Investors, that receives Series D Preferred Stock in a Widely Dispersed Offering (as defined below). The issuance of the shares of Common Stock and Series D Preferred Stock pursuant to the Recapitalization Agreement was exempt from registration under the Securities Act of 1933 by reason of the exemption from registration contained in Section 4(2) thereof. Immediately following the closing of the Recapitalization, there were 398,311,755 shares of Common Stock outstanding, of which the THL Investors own, in the aggregate, 314,601,233 shares, and 173,189.5678 shares of Series D Preferred Stock outstanding (equivalent to 173,189,567 shares of Common Stock), all of which are owned by the GS Investors.
Item 3.03 Material Modification to Rights of Security Holders
     The information provided in Item 1.01 hereto under the heading “Amendment No. 1 to the Registration Rights Agreement” and in Item 5.03 hereto is incorporated by reference into this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Certificate of Amendment of Amended and Restated Certificate of Incorporation
     On May 18, 2011, immediately prior to the closing of the Recapitalization, the Company executed and filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) of Amended and Restated Certificate of Incorporation of the Company. The Certificate of Amendment amended the

Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Company to remove the right of the GS Investors to designate a director to serve on the Company’s board of directors and was adopted and approved by the board of directors of the Company in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and by the stockholders as part of the Recapitalization. The Certificate of Amendment became effective upon filing. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03. The above description of the Certificate of Amendment is qualified in its entirety by reference to the attached Certificate of Amendment.
Amended and Restated Certificate of Designations, Preferences and Rights of Series D Participating Convertible Preferred Stock
     On May 18, 2011, immediately prior to the closing of the Recapitalization, the Company executed and filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Designations, Preferences and Rights of Series D Participating Convertible Preferred Stock of the Company (the “Amended Series D Certificate of Designations”) to provide that the shares of Series D Preferred Stock issued in connection with a conversion of the Series B-1 Preferred Stock or pursuant to the terms of the Recapitalization Agreement are only convertible into shares of Common Stock by a holder who receives such shares by means of (i) a widespread public distribution, (ii) a transfer to an underwriter for the purpose of conducting a widespread public distribution, (iii) a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting securities of the Company, or (iv) a transfer to a transferee that would control more than 50% of the voting securities of the Company without any transfer from such transferor or its affiliates, as applicable (each of (i) — (iv), a “Widely Dispersed Offering”). In addition, the Amended Series D Certificate of Designations provides that in addition to being non-voting while held by the GS Investors or their affiliates, the shares of Series D Preferred Stock will be non-voting while held by any holder who receives such shares by means other than a Widely Dispersed Offering. The Amended Series D Certificate of Designations became effective upon filing. A copy of the Amended Series D Certificate of Designations is attached hereto as Exhibit 3.2 and is incorporated by reference into this Item 5.03. The above description of the Amended Series D Certificate of Designations is qualified in its entirety by reference to the attached Amended Series D Certificate of Designations.
     Certificate of Elimination of the Series B Preferred Stock and Series B-1 Preferred Stock
     On May 18, 2011, following the closing of the Recapitalization the Company executed and filed with the Secretary of State of the State of Delaware (i) a Certificate of Elimination (the “Series B Certificate of Elimination”) of the Series B Preferred Stock and (ii) a Certificate of Elimination (the “Series B-1 Certificate of Elimination”) of the Series B-1 Preferred Stock to eliminate all issued and outstanding shares of Series B Preferred Stock and Series B-1 Preferred Stock, thereby removing the Series B Certificate of Designations and the Series B-1 Certificate of Designations from the Certificate of Incorporation. The Series B Certificate of Elimination and Series B-1 Certificate of Elimination became effective upon filing. Copies of the Series B Certificate of Elimination and the Series B-1 Certificate of Elimination are attached hereto as Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated by reference into this Item 5.03. The above description is qualified in its entirety by reference to the attached Series B Certificate of Elimination and Series B-1 Certificate of Elimination.
Item 5.07 Submission of Matters to a Vote of Security Holders
     The Company held a special meeting of the stockholders (the “Special Meeting”) on May 18, 2011 to approve certain matters relating to the Recapitalization. The following matters were approved by the Company’s stockholders:

Proposal 1:	(i) To approve the Recapitalization Agreement and (ii) to approve the issuance of the additional shares of Common Stock issuable directly to the THL Investors at the closing of the Recapitalization and the issuance of the shares of Common Stock issuable upon the conversion, in certain circumstances by holders other than the GS Investors or their affiliates, of the additional shares of Series D Preferred Stock issuable directly to the GS Investors at the closing of the Recapitalization.[1]

	For	Against	Abstain

Voting Standard One	508,506,913	670,217	232,756
Voting Standard Two	61,597,204	670,217	232,756

[1]	Proposal Number One required the affirmative vote of both (i) a majority of the outstanding shares of Common Stock and Series B Preferred Stock (voting on an as-converted basis), entitled to vote and present in person or by proxy at the Special Meeting, voting together as a single class (“Voting Standard One”), and (ii) a majority of the outstanding shares of Common Stock (not including the Series B Preferred Stock or any other stock held by any Investor or any executive officer or director of the Company) (“Voting Standard Two”).

Proposal 2:	To amend the Certificate of Incorporation to remove the GS Investors’ right to designate a director to serve on the Company’s board of directors, conditioned upon stockholder approval of Proposal Number One [2]

For	Against	Abstain

508,469,418	698,946	241,522

Proposal 3:	To approve an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the proposals. [3]

For	Against	Abstain

505,107,943	4,064,602	237,341
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of MoneyGram International, Inc., dated May 18, 2011.

3.2	Amended and Restated Certificate of Designations, Preferences and Rights of Series D Participating Convertible Preferred Stock of MoneyGram International, Inc., dated May 18, 2011.

3.3	Certificate of Elimination of the Series B Participating Convertible Preferred Stock of MoneyGram International, Inc., dated May 18, 2011.

3.4	Certificate of Elimination of the Series B-1 Participating Convertible Preferred Stock of MoneyGram International, Inc., dated May 18, 2011.

4.1
Amendment No. 1 to Registration Rights Agreement, dated as of May 18, 2011, by and among the Company, certain affiliates and co-investors of Thomas H. Lee Partners, L.P., and certain affiliates of Goldman, Sachs & Co.

10.1	Credit Agreement, dated as of May 18, 2011, among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., the Lenders, and Bank of America, N.A., as administrative agent.

10.2	Guaranty, dated as of May 18, 2011, among MoneyGram International, Inc., MoneyGram Payment Systems, Inc., MoneyGram of New York LLC, and Bank of America, N.A., as administrative agent.

[2]	Proposal Number Two required the affirmative vote of the majority of the voting power of the outstanding shares of Common Stock and Series B Preferred Stock, voting together as a single class.

[3]	Proposal Number Three required the affirmative vote of the holders of not less than a majority of the voting power of the outstanding Common Stock and Series B Preferred Stock present in person or by proxy at the Special Meeting.

10.3
Pledge Agreement, dated as of May 18, 2011, among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., MoneyGram Payment Systems, Inc., MoneyGram of New York LLC, and Bank of America, N.A., as collateral agent.

10.4
Security Agreement, dated as of May 18, 2011, among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., MoneyGram Payment Systems, Inc., MoneyGram of New York LLC, and Bank of America, N.A., as collateral agent.

10.5
Intercreditor Agreement, dated as of May 18, 2011, among MoneyGram Payment Systems Worldwide, Inc., the First Priority Secured Parties as defined therein, the Secord Priority Secured Parties as defined therein, and Deutsche Bank Trust Company Americas, as Trustee and Collateral Agent.

10.6	Patent Security Agreement, dated as of May 18, 2011, between MoneyGram International, Inc. and Bank of America, N.A., as Collateral Agent.

10.7	Patent Security Agreement, dated as of May 18, 2011, between MoneyGram Payment Systems, Inc. and Bank of America, N.A., as Collateral Agent.

10.8	Trademark Security Agreement, dated as of May 18, 2011, between MoneyGram International, Inc. and Bank of America, N.A., as Collateral Agent.

10.9	Trademark Security Agreement, dated as of May 18, 2011, between MoneyGram Payment Systems, Inc. and Bank of America, N.A., as Collateral Agent.

10.10	Copyright Security Agreement, dated as of May 18, 2011, between MoneyGram International, Inc. and Bank of America, N.A., as Collateral Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.
By:	/s/ Timothy C. Everett
	Name:	Timothy C. Everett
	Title:	Executive Vice President, General Counsel and Secretary

Date: May 23, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of MoneyGram International, Inc., dated May 18, 2011.

3.2	Amended and Restated Certificate of Designations, Preferences and Rights of Series D Participating Convertible Preferred Stock of MoneyGram International, Inc., dated May 18, 2011.

3.3	Certificate of Elimination of the Series B Participating Convertible Preferred Stock of MoneyGram International, Inc., dated May 18, 2011.

3.4	Certificate of Elimination of the Series B-1 Participating Convertible Preferred Stock of MoneyGram International, Inc., dated May 18, 2011.

4.1
Amendment No. 1 to Registration Rights Agreement, dated as of May 18, 2011, by and among the Company, certain affiliates and co-investors of Thomas H. Lee Partners, L.P., and certain affiliates of Goldman, Sachs & Co.

10.1	Credit Agreement, dated as of May 18, 2011, among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., the Lenders, and Bank of America, N.A., as administrative agent.

10.2	Guaranty, dated as of May 18, 2011, among MoneyGram International, Inc., MoneyGram Payment Systems, Inc., MoneyGram of New York LLC, and Bank of America, N.A., as administrative agent.

10.3
Pledge Agreement, dated as of May 18, 2011, among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., MoneyGram Payment Systems, Inc., MoneyGram of New York LLC, and Bank of America, N.A., as collateral agent.

10.4
Security Agreement, dated as of May 18, 2011, among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., MoneyGram Payment Systems, Inc., MoneyGram of New York LLC, and Bank of America, N.A., as collateral agent.

10.5
Intercreditor Agreement, dated as of May 18, 2011, among MoneyGram Payment Systems Worldwide, Inc., the First Priority Secured Parties as defined therein, the Secord Priority Secured Parties as defined therein, and Deutsche Bank Trust Company Americas, as Trustee and Collateral Agent.

10.6	Patent Security Agreement, dated as of May 18, 2011, between MoneyGram International, Inc. and Bank of America, N.A., as Collateral Agent.

10.7	Patent Security Agreement, dated as of May 18, 2011, between MoneyGram Payment Systems, Inc. and Bank of America, N.A., as Collateral Agent.

10.8	Trademark Security Agreement, dated as of May 18, 2011, between MoneyGram International, Inc. and Bank of America, N.A., as Collateral Agent.

10.9	Trademark Security Agreement, dated as of May 18, 2011, between MoneyGram Payment Systems, Inc. and Bank of America, N.A., as Collateral Agent.

10.10	Copyright Security Agreement, dated as of May 18, 2011, between MoneyGram International, Inc. and Bank of America, N.A., as Collateral Agent.